ACQUISITIONS	6 Months Ended
Jun. 30, 2016
ACQUISITIONS
ACQUISITIONS

NOTE 3  — ACQUISITIONS

PDC Acquisition

On June 30, 2016, the Company completed the acquisition of certain oil and gas assets from PDC Energy, Inc. (“PDC”), including leases covering approximately 3,652 gross (1,410 net) acres of lands located in Adams County, Colorado and PDC’s interest in 35 currently producing wells (“PDC assets”). Simultaneous with the closing, the Company’s principal lender exercised its option under a participation agreement (Note 10) and acquired 50% of the interest the Company acquired in the PDC assets. The acquisition was effective April 1, 2016.

The gross purchase price for the PDC assets was $4,611,833 after a holdback allowance of $542,797 associated with certain title defects. Following the lender’s exercise of its option under the participation agreement, the net purchase price to the Company was $2,305,917. The gross purchase price may be adjusted upwards to $5,154,630 if PDC completes certain title curative actions within 60 days following closing. The purchase price is also subject to certain post-closing adjustments based on a final proration of costs and revenues from operation of the assets following the effective date. The post-closing adjustment is scheduled 90 days after the acquisition date.

The acquisition was accounted for as a business combination in accordance with FASB Topic ASC 805, Business Combinations, which among other things requires the assets acquired and liabilities assumed to be measured and recorded at their fair values as of the acquisition date.

A preliminary allocation of the purchase price was prepared using, among other things, an internally prepared reserve analysis. The following allocation is subject to (i) the post-closing adjustments discussed above and (ii) certain accruals, consisting primarily of lease operating expenses. The following allocation includes the use of estimates, which were soley based on information that was available to management at the time these unaudited condensed financial statements were prepared. Any changes to the estimates used in preparing this preliminary purchase price allocation could result in a corresponding change in the final purchase price allocation.

The following table summarizes the consideration transferred, fair value of assets acquired and liabilities assumed:

June 30, 2016
Consideration:
Cash	$2,305,917

Total consideration	$2,305,917

Fair Value of Liabilities Assumed:
Current liabilities	$93,226

Asset retirement obligations	542,611

Total consideration plus liabilities assumed	$2,941,754

Fair Value of Assets Acquired:
Proved crude oil and gas properties	$2,513,748
Unproved crude oil and gas properties	428,006

Amount attributable to assets acquired	$2,941,754

In accordance with FASB Topic ASC 805, the following unaudited supplemental pro forma condensed results of operations present combined information as though the business combination had been completed as of January 1, 2015. The unaudited supplemental pro forma financial information was derived from the historical revenues and direct operating expenses of PDC and the Company and adjusted to include: (i) depletion expense applied to the adjusted basis of the properties acquired, and (ii) accretion expense associated with the asset retirement obligations recorded using the Company’s assumptions about the future liabilities. These unaudited supplemental pro forma results of operations are provided for illustrative purposes only and do not purport to be indicative of the actual results that would have been achieved by the combined company for the periods presented or that may be achieved by the combined company in the future. Future results may vary significantly from the results reflected in this unaudited pro forma financial information.

	Three months ended June 30, 2016			Three months ended June 30, 2015
	PetroShare Corp. Historical	PDC assets	Combined	PetroShare Corp. Historical	PDC assets	Combined
	(unaudited)
Revenue	$—	$66,740	$66,740	$—	$86,798	$86,798
Net (loss)	$(918,201)	$(13,466)	$(931,667)	$(245,674)	$(7,076)	$(252,750)
Net (loss) available to PetroShare common shareholders	$(918,201)	$(13,466)	$(931,667)	$(245,674)	$(7,076)	$(252,750)
Pro forma (loss) per common share:
Basic and diluted	$(0.04)	$(0.00)	$(0.04)	$(0.01)	$(0.00)	$(0.01)

	Six months ended June 30, 2016			Six months ended June 30, 2015
	PetroShare Corp. Historical	PDC assets	Combined	PetroShare Corp. Historical	PDC assets	Combined
	(unaudited)
Revenue	$—	$128,287	$128,287	$1,328	$200,512	$201,840
Net income (loss)	$(1,641,007)	$(18,868)	$(1,659,875)	$(456,765)	$31,041	$(425,724)
Net income (loss) available to PetroShare common shareholders	$(1,641,007)	$(18,868)	$(1,659,875)	$(456,765)	$31,041	$(425,724)
Pro forma income (loss) per common share:
Basic and diluted	$(0.08)	$(0.00)	$(0.08)	$(0.03)	$0.00	$(0.02)

Other Acquisitions

On March 10, 2016, the Company acquired certain surface rights and easements on lands located in Township 1 South, Range 67 West located on its Todd Creek Farms prospect in exchange for $184,360 in cash. The surface rights and easements permit the Company to access its Shook well pad. Pursuant to a participation agreement between the Company and its principal lender, the lender exercised its option to acquire 50% of the Company’s interest.

On March 31, 2016, the Company acquired certain oil and gas assets on land adjacent to the Company’s Todd Creek Farms prospect, including: (i) oil and gas leases covering approximately 320 net acres located in Section 10, Township 1 South, Range 67 West; (ii) a 100% working interest in one well located on the aforementioned leases; (iii) the seller’s interest in all of the oil, gas, natural gas liquids, and associated hydrocarbons produced from the well; (iv) the seller’s interest in and to certain contracts and agreements applicable to the well and leases; (v) machinery, fixtures, gathering and flow lines, tanks, boilers and other equipment, tangible personal property and improvements located on and used or held in connection with the  leases and the well; and (vi) the seller’s interest in all easements, permits, licenses and rights of way associated with the foregoing. The Company paid $1,180,547 for the foregoing assets, which purchase price is subject to upward and downward adjustments in certain circumstances. In addition to the acquisition, the Company assumed certain of the seller’s obligations and liabilities. The transaction has an effective date of January 1, 2016. Pursuant to the participation agreement between the Company and its principal lender, the lender exercised its option to acquire 50% of the Company’s interest in the leases and the well by paying the Company $590,274 in cash on April 19, 2016.

On April 14, 2016, the Company acquired certain oil and gas leases near the Company’s existing leases in its Todd Creek Farms prospect covering approximately 378 net acres in Section 5, Township 1 South, Range 67 West.  The Company also acquired the seller’s right to participate in, and agreed to pay all of the seller’s costs and expenses related to, the drilling, completion, equipping and producing of up to 14 wells covering part of these leases proposed to be drilled by a third-party operator. The Company paid $576,112 for this acquisition. The transaction was effective on March 1, 2016. Pursuant to a participation agreement between the Company and its principal lender, on April 13, 2016, the lender exercised its option to acquire 50% of the Company’s interest in the leases and agreed to pay the Company $288,056.